Summary Prospectus April 30, 2019
Virtus Duff  & Phelps International Series – Class I Shares

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.
Before you invest, you may want to review the series’ prospectus, which contains more information about the series and its risks. You can find the series’ prospectus, shareholder reports, statement of additional information (SAI), and other information about the series online at www.virtus.com/our-products/individual-investors/variable-insurance-trust-funds.
The series’ prospectus and SAI, both dated April 30, 2019, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the series’ shareholder reports from your insurance company unless you specifically request paper copies from the insurance company. If your insurance company elects to use this method of delivery, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future shareholder reports in paper free of charge from the insurance company. (Please note that the series will incur additional expenses when printing and mailing any paper shareholder reports, and series expenses pass indirectly to all shareholders.) You can do so by contacting the insurance company. Your election to receive reports in paper likely will apply to all of the funds available in your insurance product, but you should ask your insurance company whether this is the case.

Investment Objective
The Series has an investment objective of high total return consistent with reasonable risk.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Duff  & Phelps International Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.
Shareholder Fees (fees paid directly from your investment)	Class I
Shareholder Fees	Non	e
Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	Non	e
Other Expenses	0.17%
Total Annual Series Operating Expenses	0.92%
Less: Expense Reimbursement (a)	0.01%
Total Annual Series Operating Expenses After Expense Reimbursement(a)	0.93%
(a)
The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.93% for Class I Shares through April 30, 2020. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years after the date on which it was incurred or waived by Virtus.

Example
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$95	$294	$510	$1,132
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Series invests at least 80% of its assets in equity securities of issuers located outside of the United States. Equity securities in which the fund invests include common stocks, preferred stocks and ADRs. The

Series invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The Series will invest in equity securities of issuers located outside of the United States both directly and through depositary receipts.The Series may use derivatives to hedge against foreign currency exchange rates.
The Series seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. In evaluating securities for inclusion in the Series, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the subadviser takes into account, among other things, monetary policy, political factors, economic growth, and valuation.
Principal Risks
The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are:
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Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the Series to the same risks as direct investments in securities of foreign issuers.

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Derivatives Risk.  The risk that the Series will incur a loss greater than the Series’ investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase returns.

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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the Series invests, will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the Series’ portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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Market Volatility Risk.  The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Redemption Risk.  The risk that redemption by one or more separate accounts of participating insurance companies of their holdings in the Series has an adverse impact on the remaining separate accounts of participating insurance companies in the Series by causing the Series to take actions it would not otherwise take at a given time.

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Value Stocks Risk.  The risk that the Series will underperform when value investing is out of favor or that the Series’ investments will not appreciate in value as anticipated.

Performance
The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns for Class A Shares*
Best Quarter:	2Q/2009:	26.08%	Worst Quarter:	4Q/2018:	-18.36%	Year to date (3/31/19):	10.90%
Average Annual Total Returns (for the periods ended 12/31/18)	1 Year	5 Years	10 Years	Since Inception Class I (4/30/13)
Class A	-16.67%	-3.94%	4.52%	—
Class I*	-16.44%	-3.70%	—	-3.07%
MSCI EAFE® Index (net) (does not reflect fees or expenses)	-13.79%	0.53%	6.32%	2.33%
(*)
Class I Shares have been in existence only since April 30, 2013; therefore, limited performance information for Class I Shares is available to include here. However, the returns for Class I Shares for other periods would have been substantially similar to those shown for Class A Shares because Class I Shares and Class A Shares are invested in the same portfolio of securities. Class A Shares pay distribution and services (12b-1) fees and Class I Shares do not; therefore, had the Class I Shares been operational during the periods shown only for Class A Shares, investment performance for Class I Shares would have been higher than for Class A Shares.

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE® Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
Updated performance information is available at virtus.com or by calling 800-367-5877.
Management
The Adviser and Subadviser
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.
Duff  & Phelps Investment Management Co. (“Duff  & Phelps”), an affiliate of VIA, is the subadviser to the Series (since September 2016).
Portfolio Management
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Frederick A. Brimberg,  Senior Managing Director and Senior Portfolio Manager at Duff  & Phelps. Mr. Brimberg has served as a Portfolio Manager of the Series since 2012.

Purchase and Sale of Series Shares
The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.
Tax Information
Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.
Payments to Insurance Companies and Other Financial Intermediaries
Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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